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                                                                 EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

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                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                              Identification No.)


         100 Wall Street, New York, New York                10005
         (Address of principal executive offices)         (Zip Code)

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                           FOR INFORMATION, CONTACT:
                         Dennis J. Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2506

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                         J.P. MORGAN & CO. INCORPORATED
              (Exact name of obligor as specified in its charter)

         Delaware                                            13-2625764
(State or other jurisdiction of                           (I. R. S. Employer
incorporation or organization)                            Identification No.)

J.P. Morgan & Co. Incorporated
         60 Wall Street
      New York, New York                                     10260
(Address of principal executive offices)                   (Zip Code)

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                DEBT SECURITIES, PREFERRED SECURITIES, GUARANTEES
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Item 1.          GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                                    Address
                        ----                                    -------

                 Comptroller of the Currency                Washington, D. C.

         (b)     Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2.          AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None.

Item 16.          LIST OF EXHIBITS.

         Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                          Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to
                          Exhibit 4 of Form T-1, Registration No. 33-55851.

         Exhibit 5.       Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the
                          Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.
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         Exhibit 7.       Report of Condition of First Trust of New York,
                          National Association, as of the close of business on September 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.       Not applicable.

         Exhibit 9.       Not applicable.





                                   SIGNATURE


                 Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of January, 1997.


                                       FIRST TRUST OF NEW YORK,
                                           NATIONAL ASSOCIATION



                                       By:  /S/David K. Leverich
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                                               David K. Leverich
                                               Vice President